                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                       For the Month Ending: July 31, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                             $10,110,394.12

RECEIPTS:
     1. Receipts from Operations                              $            -
         Receipts from Operations (Received by Parent)        $            -
     2. Other Receipts                                        $     8,994.94
         Other receipts (Received by Parent or Affiliates)    $            -
                                                              --------------

TOTAL RECEIPTS                                                $     8,994.94
Less: Receipts received by Parent or Affiliates               $            -
                                                              --------------
ADJUSTED TOTAL RECEIPTS                                       $     8,994.94

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                          $            -
         b. Others                                            $            -
     4. Taxes
         a. Federal Income Taxes                              $            -
         b. FICA Withholdings                                 $            -
         c. Employee's withholdings                           $            -
         d. Employer's FICA                                   $            -
         e. Federal Unemployment Taxes                        $            -
         f. State Income Tax                                  $            -
         g. State Employee withholdings                       $            -
         h. All other state taxes                             $            -

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                       $     9,251.67
         b. Utilities                                         $            -
         c. Insurance                                         $            -
         d. Merchandise bought for manufacture or sell        $            -
         e. Other necessary expenses                          $       451.08
            Office Supplies & Expenses                        $            -
            Other                                             $       250.00
                                                              --------------

TOTAL DISBURSEMENTS                                           $     9,952.75
Less: Disbursements made by Parent or Affiliates              $    (9,952.75)
                                                              --------------
ADJUSTED TOTAL DISBURSEMENTS                                  $            -
                                                              --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD           $     8,994.94

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.        $            -
                                                              --------------
ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130     $10,119,389.06
                                                              --------------
ENDING BALANCE IN ALL ACCOUNTS                                $10,119,389.06
                                                              ==============

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                       For the Month Ending: July 31, 2004

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED      DESCRIPTION                                AMOUNT
-------------      -----------                                ------
7/30/2004       Interest Received                           $ 8,994.94
                                                            ----------
                                    Total WATP Receipts     $ 8,994.94
                                                            ==========

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.               CASE NUMBER: 01-14635-SPS

                       For the Month Ending: July 31, 2004

STATEMENT OF INVENTORY

Beginning Inventory                           $      -
Add: purchases                                $      -
Less: goods sold                              $      -
                                              --------
Ending inventory                              $      -
                                              ========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period                 $      -
Payroll taxes due but unpaid                  $      -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                           DATE REGULAR      AMOUNT OF          NUMBER OF            AMOUNT OF
          NAME OF CREDITOR/LESSOR         PAYMENT IS DUE  REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
----------------------------------------  --------------  ---------------  -------------------  -------------------
North Atlanta Realty                         Monthly      $      9,674.60           -           $                 -
GE Capital (Copier Lease)                    Monthly      $        575.72           -           $                 -
Toshiba Easy Lease (Fax)                     Monthly      $         84.41           6           $            506.46
Toshiba Easy Lease (Fax)                     Monthly      $         35.11           6           $            210.66
GE Capital (Copier/Fax Lease)                Monthly      $        612.83           6           $          3,676.98
Ascom/Hasler (Postage Meter)                Quarterly     $        181.15           -           $                 -
Ascom/Hasler (Postage Meter)                Quarterly     $        719.04           1           $            719.04
Imperial Business Credit (Postage Meter)    Quarterly     $        497.83           1           $            497.83

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: July 31, 2004

STATEMENT OF AGED RECEIVABLES

                                                                 3RD PARTY      INTERCOMPANY         TOTAL
                                                              ---------------  ---------------  ---------------
ACCOUNTS RECEIVABLE
                Beginning of month balance                    $ 13,137,814.57  $ 20,948,877.89  $ 34,086,692.46
                Add: sales on account                         $             -  $             -  $             -
                        expenses paid for affiliate           $             -  $             -  $             -
                        cash advanced to affiliate            $             -  $             -  $             -
                Less: collections                             $             -  $             -  $             -
                                                              ---------------  ---------------  ---------------
                End of month balance                          $ 13,137,814.57  $ 20,948,877.89  $ 34,086,692.46
                                                              ===============  ===============  ===============

0-30 Days  31-60 Days  61-90 Days     Over 90 Days   End of Month Total
---------  ----------  ----------   ---------------  ------------------
$       -  $        -  $        -   $ 13,137,814.57  $    13,137,814.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                                   3RD PARTY    INTERCOMPANY        TOTAL
                                                   ----------  --------------   --------------
Beginning of month balance                         $ 7,043.23  $ 1,066,498.97   $ 1,073,542.20
Add: sales on account                              $ 9,952.75  $            -   $     9,952.75
        Cash received on behalf of Affiliate       $        -  $            -   $            -
        Cash received from Affiliate               $        -  $            -   $            -
Less: payments                                     $(9,952.75) $     9,952.75   $            -
                                                   ----------  --------------   --------------
End of month balance                               $ 7,043.23  $ 1,076,451.72   $ 1,083,494.95
                                                   ==========  ==============   ==============

0-30 Days  31-60 Days  61-90 Days   Over 90 Days   End of Month Total
---------  ----------  ----------   ------------   ------------------
$       -  $        -  $        -   $   7,043.23   $         7,043.23

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                       For the Month Ending: July 31, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.  Federal income taxes                           Yes (X)              No ( )

2.  FICA withholdings                              Yes (X)              No ( )

3.  Employee's withholdings                        Yes (X)              No ( )

4.  Employer's FICA                                Yes (X)              No ( )

5.  Federal unemployment taxes                     Yes (X)              No ( )

6.  State income tax                               Yes (X)              No ( )

7.  State employee withholdings                    Yes (X)              No ( )

8.  All other state taxes                               See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:

The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                                OPERATING REPORT

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Michael F. Mies, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.
                                                ________________________________
                                                For the Debtor In Possession

                                                Michael F. Mies
                                                Designated Officer

                                OPERATING REPORT